Exhibit 99.1

          JUPITERMEDIA CORPORATION REPORTS AN ADJUSTMENT TO ITS RESULTS
                 FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2008

(New York, NY - November 11, 2008) -- Jupitermedia Corporation (Nasdaq: JUPM) announced today that it identified an adjustment to its financial results for the third quarter ended September 30, 2008, which results were previously announced on November 6, 2008. The adjustment to the results for the third quarter ended September 30, 2008 was due to the recording of a non-cash impairment charge to goodwill in the amount of $40.0 million. In connection with the recently announced agreement to sell its Online images business to Getty Images, Inc., Jupitermedia concluded that goodwill was impaired as of September 30, 2008 based on the negotiations with Getty Images that occurred during the third quarter ended September 30, 2008.

Jupitermedia has included its Statements of Operations, Balance Sheet and Statement of Cash Flows as of and for the three and nine months ended September 30, 2008 in this press release reflecting the aforementioned impairment of goodwill. These same financial statements will be available in Jupitermedia's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2008, which will be filed November 12, 2008.


                                     Jupitermedia Corporation

                    Unaudited Consolidated Condensed Statements of Operations

               For the Three and Nine Months Ended September 30, 2007 and 2008
                            (in thousands, except per share amounts)


                                                                                  Three Months Ended       Nine Months Ended
                                                                                     September 30,           September, 30
                                                                                ------------------------  --------------------------

                                                                                   2007                     2007
                                                                                 Restated      2008       Restated         2008
                                                                                ------------- ---------  ------------   ------------
                                                                                 $ 34,766     $ 31,041    $ 104,206      $ 100,587
Revenues.......................................................................

Cost of revenues (exclusive of items shown separately below)...................    14,524       14,092       43,825        45,109
Advertising, promotion and selling.............................................     7,168        6,919       21,534        22,270
General and administrative.....................................................     6,511        6,997       21,221        22,671
Depreciation...................................................................     1,128        1,249        3,353         3,731
Amortization...................................................................     3,381        3,892        9,669        11,837
Impairment of goodwill.........................................................        --       40,000          --         40,000
                                                                                -----------    ---------     ---------    ----------

Total operating expenses.......................................................    32,712       73,149       99,602       145,618
                                                                                -----------    ---------     ---------    ----------
Operating income (loss)........................................................     2,054      (42,108)       4,604       (45,031)

Other loss, net................................................................      (39)         (853)        (372)          (58)
Interest income................................................................       62            70          140           176
Interest expense...............................................................    (2,328)      (1,625)      (5,232)       (5,198)
                                                                                -----------    ---------     ---------    ----------
Loss before income taxes and minority interests................................      (251)     (44,516)        (860)      (50,111)
Provision (benefit) for income taxes............................................      233       18,045         (113)       16,821
Minority interests..............................................................      (30)         (61)        (109)          (86)
                                                                                -----------    ---------     ---------    ----------
Net loss........................................................................ $   (514)$   $(62,622)   $    (856)     $(67,018)
                                                                                -----------    ---------     ---------    ----------
                                                                                -----------    ---------     ---------    ----------
Loss per share:
      Basic net loss............................................................ $  (0.01)$   $ (1.74)    $   (0.02)     $ (1.86)
                                                                                -----------    ---------     ---------    ----------
                                                                                -----------    ---------     ---------    ----------
      Diluted net loss.......................................................... $  (0.01)$   $ (1.74)    $   (0.02)     $ (1.86)
                                                                                -----------    ---------     ---------    ----------
                                                                                -----------    ---------     ---------    ----------
Shares used in computing loss per share:

      Basic.....................................................................    35,990     35,967        35,921       35,967
                                                                                -----------    ---------     ---------    ----------
                                                                                -----------    ---------     ---------    ----------

      Diluted...................................................................    35,990     35,967        35,921       35,967
                                                                                -----------    ---------     ---------    ----------
                                                                                -----------    ---------     ---------    ----------



                                   Jupitermedia Corporation

                         Unaudited Consolidated Condensed Balance Sheets

                          December 31, 2007 and September 30, 2008
                     (in thousands, except share and per share amounts)


                                                                                 December 31,                 September 30,
                                                                                     2007                          2008
                                                                                ---------------               ---------------
                                             ASSETS

Current assets:

      Cash and cash equivalents.................................................$  7,301                      $    4,424
      Accounts receivable, net of allowances of $2,026 and $1,790, respectively.  25,689                          21,410
      Prepaid expenses and other current assets.................................   5,797                           4,452
      Deferred income taxes.....................................................   1,441                           1,530
                                                                                ------------                  ---------------
            Total current assets................................................  40,228                          31,816

Property and equipment, net of accumulated depreciation of $17,364 and $21,174,
respectively....................................................................  13,022                          15,053
Intangible assets, net..........................................................  74,002                          67,072
Goodwill........................................................................ 139,813                          97,864
Deferred income taxes...........................................................  13,049                          --
Investments and other assets....................................................   2,575                          2,296
                                                                                ------------                  ---------------
    Total assets................................................................$ 282,689                     $  214,101
                                                                                ------------                  ---------------
                                                                                ------------                  ---------------

                              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

      Accounts payable..........................................................$   7,153                     $    7,119
      Accrued payroll and related expenses......................................    3,383                          4,596
      Accrued expenses and other current liabilities............................   11,822                         10,526
      Current portion of long-term debt.........................................      750                            750
      Deferred revenues.........................................................   15,121                         15,155
                                                                                ------------                  ---------------
            Total current liabilities...........................................   38,229                         38,146

Long-term debt..................................................................   83,375                         78,350
Deferred revenues...............................................................      507                            392
Deferred income taxes...........................................................       --                          2,457
Other long-term liabilities.....................................................    3,586                          3,596
                                                                                ------------                  ---------------

            Total liabilities...................................................  125,697                        122,941
                                                                                ------------                  ---------------
                                                                                ------------                  ---------------

Commitments and contingencies


Stockholders' equity:

      Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares
      issued...................................................................      --                            --
      Common stock, $.01 par value, 75,000,000 shares authorized, 36,001,732 and
          36,032,152 shares issued, respectively................................      360                            360
      Additional paid-in capital................................................   266,858                       270,838
      Accumulated deficit.......................................................  (117,798)                     (184,816)
      Treasury stock, 65,000 shares at cost.....................................      (106)                         (106)
      Accumulated other comprehensive income....................................     7,678                         4,884
                                                                                ------------                  ---------------
            Total stockholders' equity..........................................   156,992                        91,160
                                                                                ------------                  ---------------
            Total liabilities and stockholders' equity..........................$  282,689                    $  214,101
                                                                                ------------                  ---------------
                                                                                ------------                  ---------------
                                             -2-

                            Jupitermedia Corporation
            Unaudited Consolidated Condensed Statements of Cash Flows
                  Nine Months Ended September 30, 2007 and 2008
                                 (in thousands)

                                                                                            Nine Months Ended
                                                                                              September 30,
                                                                                       --------------------------
                                                                                    2007
                                                                                  Restated                    2008
                                                                                -------------            ------------
Cash flows from operating activities:

      Net loss..................................................................$  (856)                 $ (67,018)

Adjustments to reconcile net loss to net cash provided by operating activities:

            Impairment of goodwill..............................................     --                     40,000
            Depreciation and amortization.......................................  13,022                    15,568
            Stock-based compensation............................................   2,363                     3,972
            Provision (benefit) for losses on accounts receivable...............      62                      (171)
            Minority interests..................................................     109                        86
            Other income, net...................................................    (142)                      (27)
            Amortization of debt issuance costs.................................      --                       223
            Deferred income taxes...............................................      39                     15,778
            Excess tax benefit from stock-based compensation....................    (863)                      --

      Changes in operating assets and liabilities (net of businesses acquired):.

            Accounts receivable.................................................  (1,587)                     3,706
            Prepaid expenses and other assets...................................    (449)                     2,121
            Accounts payable and accrued expenses and other liabilities.........  (3,239)                    (3,300)
            Deferred revenues...................................................   1,563                         27
                                                                                -------------            ------------
                  Net cash provided by operating activities.....................  10,022                     10,965
                                                                                -------------            ------------


Cash flows from investing activities:

      Purchases of property and equipment.......................................  (4,003)                    (5,597)
      Acquisitions of businesses, images and other.............................. (30,246)                    (3,325)
      Proceeds from sales of assets and other...................................     142                        335
                                                                                -------------            ------------

                  Net cash used in investing activities......................... (34,107)                    (8,587)
                                                                                -------------            ------------
Cash flows from financing activities:

      Borrowings under credit facilities........................................  94,900                      1,600
      Debt issuance costs.......................................................  (1,537)                       (15)
      Repayment of borrowings under credit facilities........................... (72,986)                    (6,625)
      Proceeds from exercise of stock options...................................   1,115                          7
      Excess tax benefit from stock-based compensation..........................     863                        --
                                                                                -------------            ------------
                  Net cash provided by (used in) financing activities...........   22,355                    (5,033)
                                                                                -------------            ------------

Effects of exchange rates on cash and cash equivalents..........................      272                      (222)
                                                                                -------------            ------------

Net change in cash and cash equivalents.........................................   (1,458)                    (2,877)
Cash and cash equivalents, beginning of period..................................    8,891                      7,301
                                                                                -------------            ------------
Cash and cash equivalents, end of period........................................$   7,433  $             $     4,424
                                                                                ------------             -------------
                                                                                ------------             -------------
Supplemental disclosures of cash flow:

            Cash paid for (refund of) income taxes..............................$   7,818                $      (610)

            Cash paid for interest..............................................$   2,854                $     5,062
                                                                                ------------             -------------
                                                                                ------------             -------------

Non-cash investing activities:
                                                                                                         $     2,191
            Accrual of acquisitions of long-lived assets........................$   --
                                                                                ------------             -------------
                                                                                ------------             -------------

            Accrual of purchase obligation......................................$   --                   $    1,041
                                                                                ------------             -------------
                                                                                ------------             -------------

                                             -3-

About Jupitermedia Corporation
Jupitermedia Corporation (Nasdaq: JUPM, http://www.jupitermedia.com), headquartered in Darien, CT, is a leading global provider of images, news and original information, career Web sites and events for information technology, business, media and creative professionals. Jupitermedia includes Jupiterimages, one of the leading images companies in the world with over 10.0 million images online serving creative professionals. The JupiterOnlineMedia division of Jupitermedia consists of five distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; and Mediabistro.com and Graphics.com for media and creative professionals. These networks include more than 150 Web sites and over 150 e-mail newsletters that are viewed by over 15 million users monthly. JupiterOnlineMedia also includes specialized career Web sites for select professional communities which can be found on Mediabistro.com and JustTechJobs.com. In addition, JupiterOnlineMedia includes JupiterEvents and Mediabistro's media-related events, which produce offline conferences and trade shows focused on IT and business-specific topics including ISPCON, Mediabistro Circus, Web 3.0 Conference & Expo, Mobile Content & Marketing Expo and UGCX - User Generated Content Conference & Expo.

Important Additional Information Regarding the Stock Purchase Agreement dated as of October 22, 2008 by and between Jupitermedia Corporation and Getty Images, Inc. will be filed with the SEC.

This communication is not a solicitation of a proxy from any security holder of Jupitermedia. In connection with the stock purchase agreement, Jupitermedia Corporation will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. THE PROXY STATEMENT WILL BE SENT TO JUPITERMEDIA CORPORATION STOCKHOLDERS, WHO ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE STOCK PURCHASE AGREEMENT. Jupitermedia Corporation investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html.

Jupitermedia Corporation and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jupitermedia Corporation in connection with the stock purchase agreement and the proposed transaction. Information about Jupitermedia Corporation and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed transaction when it becomes available.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of
1995
Statements in this press release which are not historical facts are "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, for example, the competitive environment in which Jupitermedia and Jupiterimages compete; the unpredictability of Jupitermedia's and Jupiterimages' respective future revenues, expenses, cash flows and stock price; Jupitermedia's and Jupiterimages' respective ability to integrate acquired businesses, products and personnel into their existing businesses; Jupitermedia's and Jupiterimages' respective ability to protect their intellectual property; Jupitermedia's dependence on a limited number of advertisers; the conditions to the completion of the transactions contemplated by the stock purchase agreement may not be satisfied, or the regulatory approvals and clearances required for the transactions contemplated by the stock purchase agreement may not be obtained on the terms expected or on the anticipated schedule (if at all); the parties' ability to meet expectations regarding the timing for completion of the transactions contemplated by the stock purchase agreement; the retention of certain key employees at Jupitermedia and Jupiterimages; and the outcome of any legal proceedings that may be instituted against Jupitermedia Corporation and others following the announcement of the stock purchase agreement.

For a more detailed discussion of such risks and uncertainties, refer to Jupitermedia's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and Jupitermedia assumes no obligation to update the forward-looking statements after the date hereof.



All current Jupitermedia press releases can be found online at www.jupitermedia.com/corporate/press.html.

For information on Jupitermedia Corporation contact:
Beth Ritter
Senior Marketing Manager
203-662-2922
press@jupitermedia.com


                                      -5-